UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant 

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rulea-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule §240.14a-12

NV5 HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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200 South Park Road, Suite 350, Hollywood, Florida 33021

Important Notice of Availability of Proxy Materials for the
Stockholder Meeting to be Held on June 7, 2014

Name

Address

City, State Zip Code

April 25, 2014

Dear NV5 Holdings, Inc. Stockholder:

The 2014 Annual Meeting of Stockholders of NV5 Holdings, Inc. (“NV5”) will be held at 8:00 a.m., local time, on June 7, 2014 at THEhotel at Mandalay Bay, located at 3950 Las Vegas Blvd. South, Las Vegas, Nevada 89119 (the “Annual Meeting”). The Annual Meeting is for the purpose of considering and acting upon the following Proposals:

1.	To elect five Directors of NV5 to hold office until the next annual meeting and until their respective successors are elected and qualified;
2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2014; and
3.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Directors is not aware of any other such business. Only stockholders of record at the close of business on April 17, 2014 will be entitled to vote at the Annual Meeting.

The Board of Directors recommends a vote “FOR” Proposals 1 and 2 above.

You may access the following proxy materials on the internet at http://www.cfpproxy.com/7725: (i) the 2013 Annual Report to Stockholders and (ii) the Notice of Annual Meeting and Proxy Statement.

You may vote by mail or in person. If you request a paper copy of these documents and the proxy card in accordance with the instructions below and wish to vote by mail, simply cast your vote on the proxy card and sign and return it in the accompanying Business Reply Envelope. You may also vote in person at the Annual Meeting. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of Common Stock, evidence of your ownership of NV5 Holdings, Inc. Common Stock as of the close of business on the record date. We ask that you cast your vote promptly. Thank you for your continued support.

If you would like a paper copy of the proxy materials mailed to you, you may request one:

●	by calling 800-951-2405 (please have on hand your Stockholder Control Number, which is printed at the bottom of this notice), or
●	by sending an email to fulfillment@rtco.com and by inserting your Stockholder Control Number in the subject line, or
●	by making your request online at http://www.cfpproxy.com/7725 and inserting you Stockholder Control Number when prompted.

You will have the opportunity to make your request for paper copies apply to all future annual stockholder meetings (which you may later revoke at any time) or only for the 2014 Annual Meeting. There is no charge to you for requesting a paper copy. Please make your request for a copy of these reports by May 23, 2014 to ensure delivery before the stockholder meeting.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Stockholder Control Number: